Prospectus Supplement -- Oct. 3, 2005*

                      RiverSource(SM) Small Cap Growth Fund
             (May 27, 2005 amended as of Oct. 3, 2005) S-6301-99 H

SEPARATION FROM AMERICAN EXPRESS COMPANY

On Sept.30, 2005, Ameriprise Financial, Inc. (Ameriprise Financial) became an independent company with no affiliation to American Express Company and is now trading as a separate public company under the ticker symbol AMP. Ameriprise Financial and its subsidiaries provide a variety of services to the RiverSource Mutual Funds:

--------------------------------------------- ------------------------------------------ ----------------------------------
Company Name (Effective Aug. 1, 2005)         Former Name/Service Provider               Services
--------------------------------------------- ------------------------------------------ ----------------------------------
Ameriprise Financial, Inc.                    American Express Financial Corporation     Administrative Services
--------------------------------------------- ------------------------------------------ ----------------------------------
RiverSource Investments, LLC                  Services previously provided by            Investment Management Services
                                              American Express Financial Corporation
--------------------------------------------- ------------------------------------------ ----------------------------------
Ameriprise Financial Services, Inc.           American Express Financial Advisors Inc.   Distribution Services
--------------------------------------------- ------------------------------------------ ----------------------------------
RiverSource Service Corporation               American Express Client Service            Transfer Agent Services
                                              Corporation
--------------------------------------------- ------------------------------------------ ----------------------------------
Ameriprise Trust Company                      American Express Trust Company             Custodian Services
--------------------------------------------- ------------------------------------------ ----------------------------------

On Oct. 1, 2005, the Fund changed its name from AXP Partners Small Cap Growth Fund to RiverSource Small Cap Growth Fund.

The "Principal Investment Strategies" section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets primarily are invested in equity securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities of companies with market capitalizations, at the time of investment, of up to $2 billion, or that fall within the range of the Russell 2000(R) Growth Index. The Fund will provide shareholders with at least 60 days' notice of any change in the 80% policy.

RiverSource Investments, LLC (RiverSource Investments) serves as the investment manager to the Fund and is responsible for the oversight of the Subadvisers, UBS Global Asset Management (Americas) Inc. (UBS), Turner Investment Partners, Inc. (Turner), Essex Investment Management Company, LLC (Essex), and MDT Advisers, a division of Harris Bretall Sullivan & Smith, LLC (MDTA) (the Subadvisers), which provide day-to-day management for the Fund. Each of the Subadvisers acts independently of the others and uses its own methodology for selecting investments. Each Subadviser employs an active investment strategy that focuses primarily on stocks of small companies whose businesses are expanding.

In selecting investments for the Fund, each of the Subadvisers looks for companies that have the potential to increase in value over time. This strategy seeks to identify companies with either earnings and revenues that are growing at an accelerating pace, or the demonstrated potential for a greater-than-average increase in value.

UBS

In selecting securities, UBS seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage, and may consider earnings revision trends, positive stock price momentum and sales acceleration. UBS may invest in emerging growth companies, which are companies that UBS expects to experience above-average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock. Investments in cash or cash equivalent instruments may include shares of an affiliated investment company.

With respect to its portion of the Fund's portfolio, UBS will invest primarily in companies with market capitalizations of $2.5 billion or less at the time of purchase, but may also invest in securities outside this range. Further, if movement in the market price causes a security to change from one capitalization range to another, UBS would not be required to dispose of the security. However, under normal market conditions, 80% of the Fund's net assets, as a whole, will be invested in companies with market capitalizations, at the time of investment, of up to $2 billion.

UBS will consider selling a security when it determines that there is deterioration in a company's fundamental business prospects or its competitive position, or when the stock price fully reflects UBS' expectations.

Turner

Turner believes that a company's earnings expectations are largely responsible for driving its stock price and, for that reason, seeks to purchase growth companies with strong and sustainable earnings prospects and favorable trading volume and price patterns. Turner's

                                     -- 2 --
investment team conducts in depth research on individual companies' business models and blends that with computer screening and analysis to identify attractive companies for purchase. Turner invests in securities of companies traded over the counter or listed on an exchange that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of the Russell 2000(R) Growth Index. Turner's investment process involves the use of three methods to evaluate stocks for investment or continued ownership:

o A computer model developed by Turner is used to screen a large universe of possible investments to help Turner's analysts find good candidates for investment. Companies are ranked within sector and size categories based on a variety of quantitative factors, including capitalization size of the company, earnings growth rates and projections, sales and revenue figures, risk and volatility measures and trading volume.

o Fundamental research is performed by Turner's analysts. They study companies to identify key drivers of earnings and competitive advantages, to assess a company's business model, to evaluate the strength of the management team and to determine if companies are well positioned within their industry. This type of research is critical to Turner's purchase decision.

o Technical analysis involves the study of charts detailing a company's trading and price history and may serve as additional confirmation of Turner's research and to help to identify attractive points for purchase or sale of a security.

Turner will consider selling a security based on the following reasons:

o It detects deterioration in the company's earnings growth potential, business fundamentals or ranking in the model.

o  To include a "better idea" in the portfolio.

o To adhere to capacity or capitalization constraints, to maintain sector neutrality or to adjust position size relative to the index.

o  Cash flow to price.

Essex

In selecting securities, Essex identifies companies for purchase and places them on a "follow list." The follow list may contain between 100-150 companies at any one time. During the pre-screening phase, Essex conducts fundamental analysis in order to identify growth factors, determine if they are sustainable, and evaluate whether current and future growth catalysts are factored into the current stock price. The catalysts giving rise to improving situations include:

o  corporate restructuring,

o  industry consolidation,

o  improving industry outlook,

o  market share gains, and

o  new products.

Essex may consider selling a security if there is:

o  deterioration of company specific fundamentals,

o  anticipated earnings disappointment/deceleration,

o  anticipated loss of proprietary position,

o  over valued relative to our growth projections, or

o  better relative investment opportunity.

MDTA

MDTA uses a proprietary quantitative approach based on a bottom-up process to stock selection. Companies are scored using six variables that allow the model to assess profit trends, company valuations, and risk. The six stock selection variables are:

o  earnings estimate momentum (a measure of the trend in analyst expectations),

o  long-term growth rate,

o  earnings risk,

o  earnings to price,

o  tangible book to price, and

o  share buyback/issuance.

MDTA's proprietary approach determines the best portfolio by maximizing the overall stock selection score subject to diversification constraints. The model then generates trades that represent the difference between the best portfolio and the current portfolio. Stock selection scores take account of trading costs. Trades are generated only to the extent they are expected to be profitable on an after-trading cost basis.

MDTA's quantitative process also drives sell discipline. Those companies that provide more potential return, after considering the cost to trade and diversification constraints, will replace existing portfolio holdings.

                                     -- 3 --

The fees and expenses table and expense examples contained in the Fund's prospectus, which describe the fees and expenses you may pay if you buy and hold shares of the Fund, have been updated, adjusted to reflect current fees. The updated fees and expenses table and expense examples referenced below replaces those in the Fund's current prospectus.

FEES AND EXPENSES

Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Expenses are based on the Fund's most recent fiscal year, adjusted to reflect current fees.

Shareholder Fees (fees paid directly from your investment)
                                                               Class A       Class B      Class C      Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                            5.75%          none         none         none

Maximum deferred sales charge (load) imposed on sales
(as a percentage of offering price at time of purchase)        none(b)         5%           1%          none

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:  Class A  Class B Class C  Class Y
Management fees(c)                             0.83%    0.83%   0.83%    0.83%
Distribution (12b-1) fees                      0.25%    1.00%   1.00%    0.00%
Other expenses(d)                              0.55%    0.57%   0.57%    0.61%
Total                                          1.63%    2.40%   2.40%    1.44%
Fee waiver/expense reimbursement               0.02%    0.03%   0.03%    0.01%
Net expenses(e)                                1.61%    2.37%   2.37%    1.43%

(a) This charge may be reduced depending on the value of your total investments in RiverSource funds. See "Sales Charges."

(b) For Class A purchases over $1,000,000 on which no sales charge is assessed, a 1% sales charge may apply if you sell your shares within one year after purchase.

(c) Includes the impact of a performance incentive adjustment fee that decreased the management fee by 0.09% for the most recent fiscal year. The index against which the Fund's performance is measured for purposes of determining the performance incentive adjustment is the Lipper Small-Cap Growth Funds Index. See "Fund Management and Compensation" for more information.

(d) Other expenses include an administrative services fee, a transfer agency fee, a custody fee and other nonadvisory expenses and, for Class Y shares, a shareholder service fee.

(e) The investment manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until March 31, 2007, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.70% for Class A; 2.46% for Class B; 2.46% for Class C and 1.52% for Class Y.

Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. These examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               1 year      3 years      5 years     10 years
Class A(a)                      $729       $1,058       $1,410       $2,400
Class B                         $740(b)    $1,146(b)    $1,479(b)    $2,547(c)
Class C                         $340(b)    $  746       $1,279       $2,738
Class Y                         $146       $  455       $  787       $1,728

(a)  Includes a 5.75% sales charge.

(b)  Includes the applicable CDSC.

(c) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

You would pay the following expenses if you did not redeem your shares:

                               1 year      3 years      5 years     10 years
Class A(a)                      $729       $1,058       $1,410       $2,400
Class B                         $240       $  746       $1,279       $2,547(b)
Class C                         $240       $  746       $1,279       $2,738
Class Y                         $146       $  455       $  787       $1,728

(a)  Includes a 5.75% sales charge.

(b) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

                                     -- 4 --

The "Investment Manager" section has been revised as follows:

Investment Manager

RiverSource Investments selects, contracts with and compensates the Subadvisers to manage the investment of the Fund's assets. RiverSource Investments monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board. RiverSource Investments, subject to Board approval, decides the proportion of Fund's assets to be managed by each subadviser and may change these proportions at any time.

The Subadvisers manage a portion of the Fund's assets based upon their respective experience in managing funds with investment goals and strategies substantially similar to those of the Fund.

UBS

UBS, which has served as subadviser to the Fund since August 2003, is located at One North Wacker Drive, Chicago, Illinois. UBS, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to UBS are:

o Paul A. Graham, Jr., CFA, Managing Director, Co-Head of U.S. Small Cap Growth Equity. Mr. Graham is responsible for overseeing and managing the U.S. small capitalization growth portfolios. Mr. Graham has held portfolio management responsibilities with the firm since August 1994. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management.

o David N. Wabnik, Executive Director, Co-Head of U.S. Small Cap Growth Equity. Mr. Wabnik is responsible for overseeing and managing the U.S. small capitalization growth portfolios. Mr. Wabnik has been a portfolio manager with the firm since 1995. He served as a small cap portfolio manager/senior research analyst with Value Line Asset Management for four years prior to joining the firm. He also served as a tax accountant and financial advisor at Morgan Stanley & Co.

Turner

Turner, which has served as subadviser to the Fund since August 2003, is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania. Turner, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to Turner are:

o William C. McVail, CFA, Senior Portfolio Manager. Mr. McVail joined Turner Investment Partners in 1998. Mr. McVail is lead manager of Turner Small Cap Growth Fund. Prior to 1998, he was Portfolio Manager at PNC Equity Advisors. He received a Bachelor's degree from Vassar College in Economics and Psychology. He has 17 years of investment experience

o Christopher K. McHugh, Senior Portfolio Manager. Mr. McHugh joined Turner Investment Partners in 1990. Mr. McHugh is co-manager of the Turner Small Cap Growth Fund. Prior to 1990, he was a Performance Specialist with Provident Capital Management. He received a BS degree from Philadelphia University in Accounting and an MBA in Finance from St. Joseph's University. He has 18 years of investment experience.

o Frank L. Sustersic, CFA, Senior Portfolio Manager. Mr. Sustersic joined Turner Investment Partners in 1994. Mr. Sustersic is co-manager of the Turner Small Cap Growth Fund. Prior to 1994, he was an investment officer/fund manager with First Fidelity Bank Corporation. He received a BS degree from the University of Pennsylvania in Economics. He has 15 years investment experience.

o Jason D. Schrotberger, CFA, Portfolio Manager. Mr. Schrotberger joined Turner Investment Partners in 2001. Mr. Schrotberger is co-manager of the Turner Small Cap Growth Fund. Prior to 2001, he was an investment analyst with BlackRock Financial Management. He received a BA degree from Denison University in Economics, and an MBA in Finance from the University of Illinois. He has 10 years of accounting and investment experience.

Essex

Essex, which has served as subadviser to the Fund since September 2005, is located at 125 High Street, 29th Floor, Boston, Massachusetts. Essex, subject to the supervision RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio manager responsible for the day-to-day management of the portion of the Fund allocated to Essex is:

o Nancy B. Prial, CFA, Senior Principal and Portfolio Manager. Ms. Prial is responsible for all investment decisions in the firm's small to mid capitalization portfolios, conducting bottom-up research on stocks and directing the research efforts of four analysts. Ms. Prial became a Principal of Essex in January 2005, when Essex acquired Burridge Growth Partners. Ms. Prial had previously been at Burridge Growth Partners since March 1998 as Senior Vice President and Chief Investment Officer. Previously, Ms. Prial spent four years with the Twentieth Century division of American Century Investors and before that, she spent ten years with Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University in 1980 with a Bachelor of Science in electrical engineering and a Bachelor of Arts degree in mathematics. She earned her MBA from Harvard Business School in 1984.

                                     -- 5 --

MDTA

MDTA, which has served as subadviser to the Fund since September 2005, is located at 125 Cambridge Park Drive, Cambridge, Massachusetts. MDTA, subject to the supervision of RiverSource Investments, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with RiverSource Investments. The portfolio managers responsible for the day-to-day management of the portion of the Fund allocated to MDTA are:

David Goldsmith, Ph.D., Chief Investment Officer, MDT Advisers in 1990 and has been responsible for the development of the Optimum Q Investment Process. Dr. Goldsmith has over 23 years experience in the development and application of financial and statistical modeling techniques. He received his A.B., Summa Cum Laude, Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics. Dr. Goldsmith also received a Ph.D., economics, Concentration in Finance from Harvard University.

Other members of the investment team include:

   Frederick L. Konopka, CFA, Senior Associate

   Sarah A. Stahl, Senior Associate

   Stephen R. Griscom, Associate

   Daniel J. Mahr, CFA, Associate

   Douglas K. Thunen, Senior Analyst

   Brian M. Greenberg, Analyst

   David N. Esch, Ph.D., Analyst

The SAI provides additional information about portfolio manager compensation, management of other accounts and ownership of shares in the Fund.

                                     -- 6 --